FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC. (the “Company”)

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

The Gabelli Focus Five Fund

The Gabelli Global Financial Services Fund

(each a “Fund” and, together, the “Funds”)

Supplement dated April 30, 2019 to the Summary Prospectus for each Fund, and the

Company’s Statutory Prospectus, all dated January 28, 2019

The following sentence is added as the fourth sentence in the first paragraph in the sub-section “Purchase and Sale of Fund Shares” in the “Summary of the Fund” section of each Fund’s Summary Prospectus and the Company’s Statutory Prospectus, the fourth sentence in the sub-section “Purchase and Sale of Fund Shares” in the “Other Information” section in the Statutory Prospectus and the last sentence in the fourth paragraph in the “Classes of Shares” section of the Statutory Prospectus:

If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The following sentence is added as the second sentence in the Class C column/Convertible to Another Class row of the table under “Classes of Shares” section of the Statutory Prospectus:

Conversion to Class A shares after approximately ten years.

The following section is added in the section “Purchase of Shares—Additional Purchase Information” after the sub-section “Voluntary Conversion” of the Statutory Prospectus:

Conversion of Class C shares to Class A shares. Effective May 1, 2019, investors whose accounts are held at the Funds’ transfer agent are eligible to hold Class C shares of the Funds only until the month of the 10-year anniversary of the purchase date. In the month of the 10-year anniversary of the purchase date, the Funds will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Funds to continue to convert your Class C shares of the Funds to Class A shares of the Funds at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Funds through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Funds. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Funds may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Funds. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 10-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Funds’ transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE